UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           JNL Investors Series Trust
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     3)   Filing Party:

          ---------------------------------------------------------------

     4)   Date Filed:

          ---------------------------------------------------------------

                           JNL INVESTORS SERIES TRUST

                      Jackson Perspective Optimized 5 Fund

                                 1 Corporate Way
                             Lansing, Michigan 48951

                 (This page has been intentionally left blank.)

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 9, 2007

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders ("Shareholders") of JNL Investors Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on March 9, 2007 at 9:00 a.m., local time, to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. JACKSON PERSPECTIVE OPTIMIZED 5 FUND ONLY. To approve or disapprove a change in the Fund's status from a diversified fund to a non-diversified fund. (the "Proposal").

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CHANGE IN STATUS FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 29, 2007, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. THE ISSUING INSURERS HAVE FIXED THE CLOSE OF BUSINESS ON ____________, 2007 AS THE LAST DAY ON WHICH VOTING INSTRUCTIONS WILL BE ACCEPTED.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

                                             By Order of the Board of Trustees,

                                            /s/ Susan S. Rhee
February _____, 2007                        Susan S. Rhee
Lansing, Michigan                           Vice President, Counsel, & Secretary

JNL INVESTORS SERIES TRUST: Jackson Perspective Optimized 5 Fund



1 Corporate Way
Lansing, Michigan 48951

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                                  March 9, 2007

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Investors Series Trust, a Massachusetts business trust ("Trust"), of proxies to be voted at a Special Meeting (the "Meeting") of Shareholders of Jackson Perspective Optimized 5 Fund (the "Fund"), a series of the Trust, to be held on March 9, 2007, at 9:00 a.m. local time, in the offices of Jackson National Life Insurance Company ("Jackson"), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February _____, 2007.

                             ADDITIONAL INFORMATION

Additional information regarding the Trust and the Fund can be found in the Trust's most recent annual and semi-annual reports to Shareholders.

THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE FINANCIAL STATEMENTS OF THE TRUST AS OF OCTOBER 31, 2006 (audited) AND APRIL 30, 2006 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-888-276-0061 OR WRITING THE JACKSON FUNDS, C/O PFPC, INC., P.O. BOX 9691, PROVIDENCE, RHODE ISLAND 02940, OR BY VISITING WWW.JNL.COM OR WWW.JNLNY.COM.

                               VOTING INSTRUCTIONS

The Agreement and Declaration of Trust for JNL Investors Series Trust, dated July 28, 2000 (the "Declaration of Trust"), provides that 40% of the shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, and that 40% percent of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a Shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Shareholders may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares as of the Record Date. When a Shareholder completes the voting instructions form and sends it to the Trust, the votes will be tabulated based on the Shareholder's instructions. If a Shareholder merely signs and returns the form, the Trust will vote those shares in favor of the proposal. If the Shareholder does not return the form, those shares will not be voted. The Fund has fixed the close of business on ____________, 2007 as the last day on which voting instructions will be accepted.

REQUIRED VOTE

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust. Where a vote of the "majority of the outstanding voting securities" of the Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that Proposal.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

REVOCATION OF VOTING INSTRUCTIONS

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Shareholder executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

                             SUMMARY OF THE PROPOSAL

PROPOSAL: TO APPROVE OR DISAPPROVE A CHANGE IN THE FUND'S STATUS FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

INTRODUCTION

This proxy statement is being furnished to Shareholders of the Jackson Perspective Optimized 5 Fund ("Fund"), a fund of the JNL Investors Series Trust ("Trust"). This proxy statement relates to the approval by the Board of Trustees of the reclassification of the Fund from a diversified fund to a non-diversified Fund. The Trust is providing this proxy statement to Shareholders investing in the Fund as of January 29, 2007.

On February 7, 2007, Jackson National Asset Management, LLC ("JNAM" or "Adviser") recommended the Jackson Perspective Optimized 5 Fund ("Fund"), currently classified as a diversified fund, be reclassified as a non-diversified fund. The Fund's Board of Trustees has approved a reclassification in the Fund's status from a diversified fund to a non-diversified fund. The Board, including all Trustees who are not "interested" (as defined by the 1940 Act) approved as of the close of business on January 29, 2007, the record date for determination of Shareholders entitled to receive the proxy statement regarding the reclassification of the Fund as a non-diversified fund, and vote on the reclassification.

The Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in six funds.

As Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). JNAM does not currently manage any of the funds' assets on a day-to-day basis, but is responsible for the allocations of some of the funds.

JNAM is a wholly-owned subsidiary of Jackson which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc. JNAM also serves as the Trust's Administrator. Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and Adviser, whose address is 8055 E. Tufts Avenue, Denver, Colorado 80237, is the principal underwriter of the shares of the Fund. JNLD is a wholly-owned subsidiary of Jackson.

INFORMATION CONCERNING THE RECLASSIFICATION OF THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

The Fund is presently a "diversified fund" under the Investment Company Act. A "diversified fund," pursuant to Section 5(b)(1) of the 1940 Act, must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund's total assets and not more than 10% of any class of the outstanding voting securities of such issuer. Conversely, the 1940 Act defines a "non-diversified fund" as a fund other than a diversified fund, and therefore places no limits on a non-diversified fund pursuant to this classification. A fund's designation as non-diversified connotes greater risk because it may invest in a limited number of issuers. A non-diversified fund has potential for an increase in volatility since the fund's performance may be closely tied to the market value of a single issuer. Investing a larger percentage of its assets in a single issuer increases the Fund's exposure to credit risk and other risks associated with that issuer's financial condition and business operations. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This reclassification does not in any way affect the Fund's ability to comply with Subchapter M.

The Fund was initially registered with the Securities and Exchange Commission ("SEC") as a diversified fund. As an investment policy, each of the Fund's strategies generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. Because the Fund allocates 25% of its assets to the Nasdaq 15 strategy and 25% of its assets in the Value Line 25 strategy, and each of these two strategies can invest up to 25% of their assets in a single issuer, the Fund may experience difficulty complying with the diversification requirements as a diversified fund. The Fund has been managed within this policy while meeting the diversification requirements. However, Mellon Capital Management Corporation ("Mellon Capital"), the Fund's Sub-Adviser and the Adviser believe that a non-diversified classification is an essential tool in managing the Fund over time given the likelihood that the Fund may be invested in a limited number of issuers.

Although a non-diversified fund may be reclassified as a diversified fund solely by operation of law, pursuant to Section 13(a) of the 1940 Act, a fund cannot change its status from diversified to non-diversified without Shareholder approval. Therefore, Shareholders are being asked to approve the reclassification of the Fund, by soliciting your vote, from a diversified fund to a non-diversified fund to enable Mellon Capital to manage the Fund consistent with its current investment policy.

The proposed reclassification to non-diversified status may subject the Fund to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund would be subject to additional risk of loss if those obligations lose market value or the issuer of those obligations defaults.

The Fund's Board of Trustees has approved a reclassification in the Fund's status from a diversified fund to a non-diversified fund. If Shareholders approve the proposed change in classification, the Fund would become a "non-diversified fund" under the 1940 Act. The reclassification would enable the Fund to invest in the securities of a single issuer without limit under the 1940 Act.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL.

                               OUTSTANDING SHARES

The Trustees have fixed the close of business on January 29, 2007, as the Record Date for the determination of the shareholders in the Fund entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for the full share held and to a proportionate fractional vote for each fractional share.

As of the record date, there were issued and outstanding the following number of Fund shares:

------------------------------------------------------------------------------- ---------------------------
FUND                                                                                SHARES OUTSTANDING
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
Jackson Perspective Optimized 5 Fund (Class A)                                                 491,809.394
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
Jackson Perspective Optimized 5 Fund (Class C)                                                  10,000.000
------------------------------------------------------------------------------- ---------------------------

OWNERSHIP OF THE FUND

     As of January 29, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

     As of January 29, 2007, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

------------------------------ ------------------------------------------- --------------------- -------------------
                                NAME AND ADDRESS                                   AMOUNT OF           PERCENTAGE OF
                                                                                   OWNERSHIP           SHARES OWNED
------------------------------ ------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE OPTIMIZED 5 FUND (CLASS A)
------------------------------ ------------------------------------------- --------------------- -------------------
                               Jackson National Life Insurance Company             490,000.000         99.63%
                               (seed money)
                               1 Corporate Way
                               Lansing, Michigan 48951
------------------------------ ------------------------------------------- --------------------- -------------------
--------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE OPTIMIZED 5 FUND (CLASS C)
------------------------------ ------------------------------------------- --------------------- -------------------
                               Jackson National Life Insurance Company              10,000.000           100%
                               (seed money)
                               1 Corporate Way
                               Lansing, Michigan 48951
------------------------------ ------------------------------------------- --------------------- -------------------

INFORMATION ABOUT THE DISTRIBUTOR

The Trust's Distributor is JNLD, a wholly-owned subsidiary of Jackson National Life Insurance Company ("JacksonSM"). JNLD's principal offices are located at 8055 E. Tufts Avenue, Denver, Colorado 80237.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

         SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Trustees has determined that the use of this Proxy Statement is in the best interest of the Fund and its investors in light of the same matters being considered and voted on by the Shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of Jackson.

The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of shareholder voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                      FORM IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Susan S. Rhee
Susan S. Rhee
Secretary

Dated: February _____, 2007
Lansing, Michigan

                           JNL INVESTORS SERIES TRUST


                        YOUR INSTRUCTIONS ARE IMPORTANT.

      PLEASE SIGN AND DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE.


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
            FOR THE SPECIAL MEETING OF SHAREHOLDERS MARCH 9, 2007

The undersigned hereby appoints Susan S. Rhee and Patrick Garcy, and each of them, with full power of substitution, as proxies to vote all shares in the Jackson Perspective Optimized 5 Fund of the JNL Investors Series Trust ("Trust") that the undersigned is entitled in any capacity to vote at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan 48951 at 9:00 a.m., Eastern Time, March 9, 2007, and any adjournments thereof, as indicated on the reverse side and in their discretion upon such matters as may properly come before the Meeting.

Voting pursuant to this proxy card will be as specified. If no specification is made as to an item, voting will be for such item. A proxy card is provided for the Jackson Perspective Optimized 5 Fund in which you held shares as of January 29, 2007. Please sign, date, and return all proxy cards received in the enclosed postage-paid envelope.

               Date __________________, 2007

               [GRAPHIC OMITTED]



               Signature (owner, trustee, custodian, etc.) (PLEASE SIGN IN BOX) Please sign exactly as name appears hereon. If Accounts are held in the name of two or more persons, both should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the Account owner is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



            PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK.
                       PLEASE DO NOT USE FINE POINT PENS.

THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


 1.   To approve or disapprove a change in the Jackson   FOR   AGAINST  ABSTAIN
      Perspective Optimized 5 Fund's status from a       [ ]     [ ]      [ ]
      diversified fund to a non-diversified fund.


2. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                           PLEASE SIGN AND DATE ABOVE.